Exhibit 10.13.2

EXECUTION VERSION

ASSIGNMENT AND AMENDMENT NO. 2

TO MASTER REPURCHASE AGREEMENT AND

ASSIGNMENT AND AMENDMENT NO. 7 TO PRICING LETTER

Assignment and Amendment No. 2 to Master Repurchase Agreement and Assignment and Amendment No. 7 to Pricing Letter, dated August 16, 2016 (this “Amendment”) among United Shore Financial Services, LLC (the “Seller”), UBS BANK USA (“Assignor”) and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“Assignee” and “UBS 1285”).

WITNESSETH

Assignor and Seller are parties to that certain (a) Master Repurchase Agreement, dated as of November 5, 2014 (as amended by Amendment No. 1, dated as of November 4, 2015, the “Existing Repurchase Agreement”, and as further amended by this Amendment, the “Repurchase Agreement”) and (b) Pricing Letter, dated as of November 5, 2014 (as amended by Amendment No. 1, dated as of July 9, 2015, Amendment No. 2, dated as of July 17, 2015, Amendment No. 3, dated as of November 4, 2015, Amendment No. 4, dated as of January 26, 2016, Amendment No. 5, dated as of March 7, 2016 and Amendment No. 6, dated as of June 4, 2016, the “Existing Pricing Letter”, and as further amended by this Amendment, the “Pricing Letter”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement and Existing Pricing Letter, as applicable.

Assignor wishes to assign to UBS 1285 and UBS 1285 wishes to assume all of the Assignor’s interest in the Repurchase Agreement, the Pricing Letter, the other Program Documents and all future and outstanding Transactions thereunder.

Assignor, UBS 1285 and Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement and Existing Pricing Letter be amended to reflect certain agreed upon revisions to the terms thereof.

Accordingly, Assignor, UBS 1285 and Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein contained (the receipt and sufficiency of which are hereby acknowledged by each of the parties), that the Existing Repurchase Agreement and Existing Pricing Letter are hereby amended as follows:

SECTION 1.     Assignment. In consideration of the Repurchase Price outstanding as of the date hereof, Assignor hereby assigns and UBS 1285 hereby assumes all of Assignor’s rights and obligations, as Buyer, with respect to the Existing Repurchase Agreement, the Existing Pricing Letter and all future and outstanding Transactions thereunder. For the avoidance of doubt, each outstanding Transaction is a continuing transaction and has not been, and shall not be, considered terminated in any respect. From and after the date hereof, (a) UBS 1285 shall be a party to the Repurchase Agreement and Pricing Letter and shall have the rights and obligations of Assignor as Buyer thereunder and shall be bound by the provisions thereof and (b) Assignor shall relinquish its rights and be released from its obligations under the Repurchase Agreement and Pricing Letter and all future and outstanding Transactions thereunder except for those Obligations of Seller to Assignor (including, without limitation, any indemnification obligations) that survive which shall continue for the benefit of the Assignor.

SECTION 2.    Repurchase Agreement Amendments.

2.1    Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of “Buyer” in its entirety and replacing it with the following:

“Buyer” shall mean UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, its successors in interest and assigns pursuant to Section 17 and, with respect to Section 7, its participants.

2.2    References. The Existing Repurchase Agreement is hereby amended by replacing all references to “UBS BANK USA” with “UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York”.

2.3    Buyer Authorizations. The Existing Repurchase Agreement is hereby amended by deleting Buyer’s Authorizations on Schedule 2 in its entirety and replacing it with Annex A attached hereto.

SECTION 3.    Pricing Letter Amendments. The Existing Pricing Letter is hereby amended by replacing all references to “UBS BANK USA” with “UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York”.

SECTION 4.    Seller Authorized Persons. In addition to the Responsible Officers of Seller set forth in the Repurchase Agreement, UBS 1285 requires that Seller provide a list of additional employees that are designated as authorized representatives for the purpose of wire verification and additional documentation (documentation includes but is not limited to: (i) insured closing protection letters; (ii) wire instructions on closing agent’s letterhead; and (iii) any other documentation as needed by UBS 1285 on a one time basis for new closing agents). Seller hereby confirms that the persons listed on Annex B hereto are so authorized to act on behalf of Seller.

SECTION 5.    Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Assignment Effective Date”), subject to the satisfaction of the following conditions precedent:

5.1    Delivered Documents. The parties hereto shall have received the following documents, each of which shall be satisfactory to the Assignor and UBS 1285, as applicable, in form and substance:

(a)    this Amendment, executed and delivered by the parties hereto;

(b)    amendments to the other Program Documents as required by UBS 1285 in its sole discretion, executed and delivered by the parties thereto;

(c)    on or prior to the date hereof, Seller shall permit UBS 1285 and Assignor to take all steps as it may deem necessary in connection with UCC searches and filing duly authorized and filed Uniform Commercial Code financing statements on Form UCC-1 and UCC-3 as applicable, as is necessary or, in the opinion of UBS 1285, desirable to perfect UBS 1285’s interests in the Purchased Assets and other Repurchase Assets;

(d)    a Servicer Notice, executed and delivered by UBS 1285, Seller and Servicer; and

(e)    such other documents as UBS 1285 or counsel to UBS 1285 may reasonably request.

SECTION 6.    Ratification of Agreement. As amended by this Amendment, the Existing Repurchase Agreement and Existing Pricing Letter are in all respects ratified and confirmed and the Existing Repurchase Agreement as so modified by this Amendment shall be read, taken, and construed as one and the same instrument.

SECTION 7.    Representations and Warranties. The Seller hereby represents and warrants to the Buyer and Assignee that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 10 of the Repurchase Agreement. The Seller hereby represents and warrants that this Amendment has been duly and validly executed and delivered by it, and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 8.    Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 9.    Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 10.    Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. The parties agree that this Amendment, any documents to be delivered pursuant to this Amendment and any notices hereunder may be transmitted between them by email and/or by facsimile. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment. The original documents shall be promptly delivered, if requested.

SECTION 11.    Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 12.    GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND

DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE EFFECTIVENESS, VALIDITY AND ENFORCEABILITY OF ELECTRONIC CONTRACTS, OTHER RECORDS, ELECTRONIC RECORDS AND ELECTRONIC SIGNATURES USED IN CONNECTION WITH ANY ELECTRONIC TRANSACTION AMONG ASSIGNOR, SELLER AND UBS 1285 SHALL BE GOVERNED BY E-SIGN.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their representative officers there under duly authorized, as of the date first above written.

UBS BANK USA

By:	/s/ Kimberly Browne
	Name:	Kimberly Browne
	Tilte:	Managing Director

By:	/s/ Ari Lash
	Name:	Ari Lash
	Title:	Executive Director

UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Assignee and UBS 1285

By:	/s/ Chi Ma
	Name:	Chi Ma
	Title:	Authorized Signatory

By:	/s/ Hye-Eun Cheong
	Name:	Hye-Eun Cheong
	Title:	Authorized Signatory

Signature Page to

Assignment and Amendment No. 2 to Master Repurchase Agreement and

Assignment and Amendment No. 7 to Pricing Letter

UNITED SHORE FINANCIAL SERVICES, LLC, as Seller

By:	/s/ Timothy J. Forrester
	Name:	Timothy J. Forrester
	Title:	CFO & EVP

Signature Page to

Assignment and Amendment No. 2 to Master Repurchase Agreement and

Assignment and Amendment No. 7 to Pricing Letter